PRESS RELEASE For immediate release

NVE Corporation Reports Fourth Quarter and Fiscal Year Results
Quarterly product sales reach record

EDEN PRAIRIE, Minn.—May 2, 2012—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and fiscal year ended March 31, 2012.

Total revenue for the fourth quarter of fiscal 2012 decreased 7% to $7.61 million from $8.18 million in the prior-year quarter. Product sales increased 7%, and contract research and development revenue decreased 70%. Net income for the fourth quarter of fiscal 2012 decreased 16% to $3.10 million, or $0.63 per diluted share, compared to $3.67 million, or $0.75 per diluted share, for the prior-year quarter.

For fiscal 2012, total revenue decreased 8% to $28.6 million from $31.2 million for the prior fiscal year. Product sales decreased 3% and contract research and development revenue decreased 34%. Net income for fiscal 2012 was $11.4 million, or $2.34 per diluted share, compared to $13.4 million, or $2.76 per diluted share, for fiscal 2011.

“We are pleased to report record product sales for the quarter,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D. “We generated solid earnings for the fourth quarter and fiscal year despite significant challenges in the past year.”

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks of decreased revenues, risks in the enforcement of our patents, litigation risks, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

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                               NVE CORPORATION
                            STATEMENTS OF INCOME
        QUARTERS AND YEARS ENDED MARCH 31, 2012 AND 2011 (Unaudited)

                                          Quarter Ended March 31
                                            2012           2011
                                        -------------  -------------
 Revenue
  Product sales                         $   7,176,491  $   6,733,984
  Contract research and development           431,808      1,449,117
                                        -------------  -------------
 Total revenue                              7,608,299      8,183,101
 Cost of sales                              2,277,115      2,641,170
                                        -------------  -------------
 Gross profit                               5,331,184      5,541,931
 Expenses
  Selling, general, and administrative        637,882        573,312
  Research and development                    774,899        286,910
                                        -------------  -------------
 Total expenses                             1,412,781        860,222
                                        -------------  -------------
 Income from operations                     3,918,403      4,681,709
 Interest income                              595,605        535,762
                                        -------------  -------------
 Income before taxes                        4,514,008      5,217,471
 Provision for income taxes                 1,416,325      1,547,552
                                        -------------  -------------
 Net income                             $   3,097,683  $   3,669,919
                                        =============  =============
 Net income per share - basic           $        0.64  $        0.77
                                        =============  =============
 Net income per share - diluted         $        0.63  $        0.75
                                        =============  =============
 Weighted average shares outstanding
  Basic                                     4,824,745      4,771,954
  Diluted                                   4,889,291      4,887,185

                                             Year Ended March 31
                                             2012           2011
                                        -------------  -------------
 Revenue
  Product sales                         $  25,151,822  $  26,024,823
  Contract research and development         3,427,398      5,172,240
                                        -------------  -------------
 Total revenue                             28,579,220     31,197,063
 Cost of sales                              9,325,511      9,783,698
                                        -------------  -------------
 Gross profit                              19,253,709     21,413,365
 Expenses
  Selling, general, and administrative      2,380,603      2,474,468
  Research and development                  2,600,058      1,269,127
                                        -------------  -------------
 Total expenses                             4,980,661      3,743,595
                                        -------------  -------------
 Income from operations                    14,273,048     17,669,770
 Interest income                            2,350,191      2,021,426
                                        -------------  -------------
 Income before taxes                       16,623,239     19,691,196
 Provision for income taxes                 5,242,144      6,330,251
                                        -------------  -------------
 Net income                             $  11,381,095  $  13,360,945
                                        =============  =============
 Net income per share - basic           $        2.37  $        2.83
                                        =============  =============
 Net income per share - diluted         $        2.34  $        2.76
                                        =============  =============
 Weighted average shares outstanding
  Basic                                     4,796,227      4,729,035
  Diluted                                   4,863,471      4,844,266

                                NVE CORPORATION
                                BALANCE SHEETS
                            MARCH 31, 2012 AND 2011

                                            March 31,      March 31,
                                              2012           2011
                                          -------------  -------------
 ASSETS
 Current assets
  Cash and cash equivalents               $   1,544,536  $     952,209
  Marketable securities, short term          17,551,629      7,970,358
  Accounts receivable, net of allowance
   for uncollectible accounts of
   $15,000                                    2,684,840      3,596,239
  Inventories                                 3,229,376      3,343,857
  Prepaid expenses and other assets           1,159,852      1,185,306
                                          -------------  -------------
 Total current assets                        26,170,233     17,047,969
 Fixed assets
  Machinery and equipment                     7,488,211      6,178,207
  Leasehold improvements                        720,882        612,682
                                          -------------  -------------
                                              8,209,093      6,790,889
  Less accumulated depreciation               5,697,861      5,259,773
                                          -------------  -------------
 Net fixed assets                             2,511,232      1,531,116
 Marketable securities, long term            54,445,298     53,257,140
                                          -------------  -------------
 Total assets                             $  83,126,763  $  71,836,225
                                          =============  =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
  Accounts payable                        $     663,702  $     731,580
  Accrued payroll and other                     867,331        987,403
  Deferred taxes                                136,872        146,693
                                          -------------  -------------
 Total current liabilities                    1,667,905      1,865,676

 Shareholders' equity
  Common stock                                   48,247         47,762
  Additional paid-in capital                 20,974,477     20,894,766
  Accumulated other comprehensive income      1,087,456      1,060,438
  Retained earnings                          59,348,678     47,967,583
                                          -------------  -------------
 Total shareholders' equity                  81,458,858     69,970,549
                                          -------------  -------------
 Total liabilities and shareholders'
  equity                                  $  83,126,763  $  71,836,225
                                          =============  =============